Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

In January 2017, we completed the spin-offs of a portfolio of hotels and resorts, as well as our timeshare business, into two independent, publicly traded companies: Park and HGV. See Note 3: "Discontinued Operations" for additional information.

In March 2017, we issued $900 million in aggregate principal amount of 4.625% Senior Notes due 2025 and $600 million in aggregate principal amount of 4.875% Senior Notes due 2027. We used the proceeds, along with available cash, to redeem in full our $1.5 billion 2021 Senior Notes, plus accrued and unpaid interest.

In March 2017, we amended the Term Loans pursuant to which $750 million of outstanding Term Loans due in 2020 were extended, aligning their maturity with the $3,209 million tranche of Term Loans due 2023. Additionally, the entire balance of the Term Loans was repriced with an interest rate of LIBOR plus 200 basis points.

In March 2017, HNA and certain of its affiliates completed the acquisition of 82.5 million shares of Hilton common stock, representing approximately a 25 percent equity interest in the common stock of the Parent, from affiliates of Blackstone. As such, Blackstone's beneficial ownership interest in Hilton was reduced from approximately 40 percent to approximately 15 percent.